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                               GENERAL SECURITIES
                                  INCORPORATED






                                   [GRAPHIC]







                         SEMI-ANNUAL REPORT MAY 31, 2001
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TO THE SHAREHOLDERS OF
GENERAL SECURITIES
INCORPORATED

Having gone through what is now a full year of extraordinary volatility, we want to let you know our outlook on the market and what we are doing on behalf of our shareholders. We recognize how difficult this period has been for everyone.

You have given us much more than your money; you've given us your trust, which is why the team at Robinson Capital Management, your Fund's Advisor, is committed to seeing you through this difficult time. We have often talked about our "Quality Focused" process, which is the core of our entire investment approach. It is during times like this that sticking with a sound discipline is so important, and we remain steadfast in our belief that owning shares in companies with quality oriented systems and processes will ultimately lead to superior risk-adjusted returns.

Our process of identifying quality oriented companies, in conjunction with a sophisticated quantitative valuation and market analysis tool, will help us take advantage of opportunities that have started to surface after a year-long drop in equity valuations. However, finding good values in this market is only half the battle. The other half is a bit more tricky to evaluate, which is where other parts of our investment process come into play. Since it is difficult for us to make money in stocks when the overall market is moving against us, we prefer to make new investments when the overall market shows signs of stabilizing. The set of market indicators we use, which includes changes in interest rates by the Federal Reserve Bank, has recently shown the first signs that the equity market may again provide a good risk-reward tradeoff. With the market showing signs of stabilizing, we next look for those companies from our quality universe that not only appear relatively undervalued but where the market seems to agree with us and has begun to bid up the share prices. In each case, we add companies to your fund that we believe have good long-term potential.

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Top performers for the six months included several large old economy stocks led by CSX Corp. (a railroad company), Halliburton (an oil field services company) and Weyerhaeuser (a forest products company). The stocks which had the most significant declines were primarily technology companies involved in telecommunications, led by Corning, a large maker of fibre optics equipment, followed by Lucent Technologies, a telecommunications equipment supplier, and Remec, a wireless equipment supplier for both commercial and military applications.

Overall, during the six months ended May 31, 2001, the Fund was down 6.20% while the S&P 500 was down 3.90% and the Russell 3000 was down 2.75%. Certainly these are not the kind of returns we had hoped for. However, with your continued support, we look forward to a return to better times in the market and for our shareholders.




Mark Billeadeau
Senior Portfolio Manager

                      STATEMENT OF NET ASSETS MAY 31, 2001
                                     ASSETS
                                   (Unaudited)

                                                         Number of    Market
                                                          shares     value (a)
                                                         ---------  ------------
INVESTMENT SECURITIES (percentages repre-
sent value of investments compared to
total net assets):

COMMON STOCKS (82.46%):
   Aerospace/Defense (3.42%):
    Lockheed Martin Corp.                                 15,000    $    574,350
    Remec, Inc.                                           70,000         574,700
                                                                    ------------
                                                                       1,149,050
                                                                    ------------
   Auto Parts - Original Equipment (3.42%):
    Dana Corp.                                            35,000         753,200
    Tower Automotive                                      40,000         396,400
                                                                    ------------
                                                                       1,149,600
                                                                    ------------
   Banking (2.36%):
    Banc One                                              20,000         792,000
                                                                    ------------
   Chemicals (3.01%):
    Eastman Chemical Co.                                  20,000       1,010,800
                                                                    ------------
   Communications Equipment (5.69%):
    Avaya, Inc.                                           20,900         338,580
    Lucent Technologies, Inc.                            200,000       1,576,000
                                                                    ------------
                                                                       1,914,580
                                                                    ------------
   Computer Peripherals (2.06%):
    Microsoft Corp.                                       10,000         691,800
                                                                    ------------
   Diversified Financials (4.07%):
    Citigroup, Inc.                                       26,666       1,366,633
                                                                    ------------
   Diversified Communications (3.98%):
    Verizon Corp.                                         24,400       1,338,340
                                                                    ------------
   Electrical Equipment, Machinery
    and Supplies (8.32%):
    General Electric Co.                                  30,000       1,470,000
    Grainger (W.W.), Inc.                                 30,000       1,325,700
                                                                    ------------
                                                                       2,795,700
                                                                    ------------
   Electronics (13.53%):
    Agilent Technologies, Inc.                             4,576         153,479
    Intel Corp.                                           50,000       1,350,500
    Motorola, Inc.                                        21,000         308,700
    Solectron Corp.                                       20,000         431,400
    Xerox Corp.                                           10,000          99,100
    Zygo Corp.                                            75,000       2,205,000
                                                                    ------------
                                                                       4,548,179
                                                                    ------------
   Farm & Construction Machinery (3.33%):
    Deere & Co.                                           30,000       1,120,800
                                                                    ------------
   Food Processing Equipment (1.96%):
    Sara Lee Corp.                                        35,000         659,400
                                                                    ------------
   Hospital Suppliers (4.33%):
    Johnson & Johnson                                     15,000       1,454,250
                                                                    ------------
   Information Services (2.09%):
    Hewlett-Packard                                       24,000         703,680
                                                                    ------------
   Instruments & Related Products (4.32%):
    Honeywell, Inc.                                       30,000       1,452,000
                                                                    ------------
   Paper & Forest Products (3.40%):
    Weyerhauser & Co.                                     20,000       1,144,200
                                                                    ------------
   Petroleum - Equipment & Service (4.17%):
    Halliburton Co.                                       30,000       1,402,200
                                                                    ------------
   Pharmaceuticals (2.60%):
    Merck                                                 12,000         875,880
                                                                    ------------

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                      STATEMENT OF NET ASSETS MAY 31, 2001
                                 ASSETS (CONT.)
                                   (Unaudited)

                                                         Number of    Market
                                                          shares     value (a)
                                                         ---------  ------------
  COMMON STOCKS  (Cont.):
   Printing & Publishing (2.50%):
    Banta Corp.                                           30,000         840,000
                                                                    ------------
   Retail & Wholesale (1.69%):
    Corning, Inc.                                         30,000         567,600
                                                                    ------------
   Transportation - Road (2.21%):
    CSX Corp.                                             20,000         744,000
                                                                    ------------
      Total common stock (cost $18,091,969)                           27,720,692
                                                                    ------------
   U.S. TREASURY BILLS (14.86%):
    $5,000,000, 4.307%, due 06/07/01 (b)                               4,996,491
                                                                    ------------
     Total U.S. Treasury Bills (cost $4,996,491)                       4,996,491
                                                                    ------------
MONEY MARKET INSTRUMENT (2.80%):
    State Street Capital Markets Sweep Account
     Variable Rate, 2.25%
     (cost $939,867)                                                     939,867
                                                                    ------------
Total investment securities
  (cost $24,028,327) (c)                                              33,657,050
Prepaid expenses                                                           1,117
Dividends receivable                                                      53,105
Increase receivable                                                           59
Receivable for capital shares sold                                           100
                                                                    ------------
     Total assets                                                    $33,711,431
                                                                    ------------

                                   LIABILITIES

Accrued investment advisory fees                                          19,634
Accrued management administration fees                                    11,846
Other accrued expenses                                                    53,223
Payable for shares redeemed                                                8,232
  Total liabilities                                                       92,935
                                                                    ------------
Net assets applicable to outstanding capital stock                   $33,618,496
                                                                    ============
Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,267,076 shares                       22,671
  Capital surplus                                                     23,814,919
Undistributed net investment income                                      124,009
  Accumulated realized gains on investments                               28,174
  Unrealized appreciation of investments                               9,628,723
                                                                    ------------
Net assets applicable to outstanding capital stock                   $33,618,496
                                                                    ============
Net asset value per share of outstanding capital stock                    $14.83
                                                                         =======

See accompanying notes to investment securities list and financial statements.

                      NOTES TO INVESTMENT SECURITIES LIST:
                                  MAY 31, 2001

(a)  Investment securities are valued by the procedures described in note 1 to the financial statements.
(b)  Rate shown is annualized yield on date of purchase.
(c)  At May 31, 2001 the cost of securities for federal income tax purposes was $24,028,327, and the aggregate unrealized appreciation and depreciation based on that cost was:
     Unrealized appreciation                                         $10,683,704
     Unrealized depreciation                                          (1,054,981)
                                                                    ------------
                                                                      $9,628,723
                                                                    ============

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                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2001
                          (UNAUDITED)

INVESTMENT INCOME:
Income:
   Dividends                                                          $  210,789
   Interest                                                              177,363
                                                                      ----------
    Total income                                                         388,152
                                                                      ----------
  Expenses (note 2):
   Investment advisory fees                                              111,047
   Management administration fees                                         74,032
   Shareholder notices and reports                                        12,740
   Auditing and tax services                                              11,153
   Custodian and portfolio accounting fees                                23,660
   Transfer agent, registrar and disbursing agent fees                    35,594
   Legal services                                                          5,530
   Directors' fees                                                         3,960
   Federal and state registration fees and expenses                        7,200
   Other                                                                   1,293
                                                                      ----------
    Total expenses                                                       286,209
                                                                      ----------
   Investment income - net                                               101,943
                                                                      ----------
Realized and unrealized gains from investments - net:
  Net realized gains on securities
   transactions (note 3)                                                   1,657
  Net change in unrealized appreciation
   or depreciation of investments                                     (2,476,974)
                                                                      ----------
  Net loss on investments                                             (2,475,317)
                                                                      ----------
  Net decrease in net assets resulting
   from operations                                                    (2,373,374)
                                                                      ==========

FINANCIAL HIGHLIGHTS:
SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:

                                                     Six Months
                                                       Ended
                                                    May 31, 2001                      Year Ended November 30
                                                     (Unaudited)    2000         1999         1998         1997         1996
Net asset value, beginning of year                     $ 15.81      $ 16.93      $ 16.34      $ 16.55      $ 16.08      $ 14.61
Operations:                                            --------     --------     --------     --------     --------     --------
  Investment income - net                                  .04          .09          .12          .15          .18          .17
  Net realized and unrealized gains (losses) on
   investments                                           (1.02)       (1.09)        3.11          .72         2.08         2.46
                                                       --------     --------     --------     --------     --------     --------
Total from operations                                    ( .98)       (1.00)        3.23          .87         2.26         2.63
                                                       --------     --------     --------     --------     --------     --------
Distributions to shareholders:
  From investment income - net                               -         (.09)        (.06)        (.15)        (.18)        (.17)
  Excess distributions of net investment income              -            -            -         (.03)           -         (.01)
  From net realized gains                                    -         (.03)       (2.58)        (.90)       (1.61)        (.98)
                                                       --------     --------     --------     --------     --------     --------
Total distributions to shareholders                          -         (.12)       (2.64)       (1.08)       (1.79)       (1.16)
                                                       --------     --------     --------     --------     --------     --------
Net asset value, end of year                           $ 14.83      $ 15.81      $ 16.93      $ 16.34      $ 16.55      $ 16.08
                                                       ========     ========     =======      ========     =======      ========
Total return*                                            (6.20%)      (5.92%)      19.85%        5.26%       14.08%       18.15%
Net assets, end of year (000's omitted)                $33,618      $40,290      $41,638      $43,791      $46,006      $39,974
Ratio of expenses to average daily net assets             1.30%        1.40%        1.49%        1.47%        1.44%        1.50%
Ratio of net investment income to average daily
 net assets                                                .36%         .42%         .70%         .90%        1.02%        1.11%
Portfolio turnover rate                                      0%           5%          22%          25%          20%          18%

*These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

                       STATEMENT OF CHANGES IN NET ASSETS
                    SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED)
                        AND YEAR ENDED NOVEMBER 30, 2000

                                                          May 31,       November 30,
                                                           2001             2000
                                                        -----------     -----------
OPERATIONS:
  Net investment income                                 $   101,943     $   225,154
  Net realized gains on investments                           1,657          80,969
  Net change in unrealized appreciation
   or depreciation of investments                        (2,476,974)     (1,850,371)
                                                        -----------     -----------
  Net decrease in assets from
   operations                                            (2,373,374)     (1,544,248)
                                                        -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                           -        (228,428)
  Net realized gains on investments                               -         (76,155)
                                                        -----------     -----------
  Total distributions                                             -        (304,583)
                                                        -----------     -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 13,308 and
   163,627 shares, respectively                             205,020       3,485,443
  Net asset value of 75 and 357,021
   shares, respectively, issued in
   reinvestment of net investment income
   and net realized gain distributions                        1,198       6,034,992
  Payments for redemptions of 295,055
   and 432,021 shares, respectively                      (4,504,243)     (9,019,874)
                                                        -----------     -----------
  decrease, (Increase) in net assets from
  capital share transactions, representing
  net decrease, of (281,672) and increase
  of 88,627 shares, respectively                         (4,298,025)        500,561
                                                        -----------     -----------
TOTAL DECREASE IN NET ASSETS                             (6,671,399)     (1,348,270)

NET ASSETS:
  Beginning of period                                    40,289,895      41,638,165
                                                        -----------     -----------
  End of period (Including distributions in
   excess of net investment income of
   $124,009 and $22,144 respectively)                   $33,618,496     $40,289,895
                                                        ===========     ===========

                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 2001
                                   (Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

    The significant accounting policies followed by the Fund are summarized as follows:

    INVESTMENTS IN SECURITIES
    Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

    Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES
    It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes.Therefore, the Fund does not provide for federal income or excise taxes.

    DISTRIBUTIONS
    Distributions to shareholders from investment income and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

    Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
    Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For

                                  MAY 31, 2001
                                   (Unaudited)


    managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3) SECURITIES TRANSACTIONS
    There were no purchases or sales of securities (other than short-term obligations) for the six months ended May 31, 2001.

                               GENERAL SECURITIES
                                  INCORPORATED


                     PRESIDENT Craig H. Robinson
                VICE PRESIDENT  Mark D. Billeadeau
                     SECRETARY  John R. Houston
                     TREASURER  Renee A. Rasmusson
                     DIRECTORS  M. Michelle Coady, Chair
                                Gary D. Floss
                                David W. Preus
                                Charles Walton
                                Arnold M. Weimerskirch

            INVESTMENT MANAGER  Robinson Capital
                                Management, Inc.

          CUSTODIAN, REGISTRAR  State Street Corporation
            AND TRANSFER AGENT

               GENERAL COUNSEL  Robins, Kaplan, Miller &
                                Ciresi L.L.P.


This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.


FOR FURTHER
INFORMATION ABOUT


                               GENERAL SECURITIES
                                  INCORPORATED

CONTACT:

ROBINSON CAPITAL MANAGEMENT, INC.
5100 EDEN AVENUE, SUITE 204
EDINA, MINNESOTA 55436
(952) 927-6799
800-577-9217

                               GENERAL SECURITIES
                                  INCORPORATED



                       ROBINSON CAPITAL MANAGEMENT, INC.
                          5100 EDEN AVENUE, SUITE 204
                             EDINA, MINNESOTA 55436
                                 (952) 927-6799
                                  800-577-9217